UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 14, 2009

Timberline Resources Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-34055	82-0291227
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

101 East Lakeside Avenue, Coeur d’Alene, ID	83814
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (208) 664-4859

n/a (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act   (17 CFR

     240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act (17 CFR

       240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On May 14, 2009, Timberline Resources Corporation announced consolidated financial results for its second quarter of fiscal year 2009 and six months ended March 31, 2009.

The press release attached as Exhibit 99.1 hereto is incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.       Description

99.1                   Press Release, May 14, 2009

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Timberline Resources Corporation

Date: May 14, 2009	By: /s/ Randy Hardy
Randy Hardy
Chief Executive Officer, Chief Financial Officer and Director